3,000,000 Shares1

                             Commtouch Software Ltd.

                                 Ordinary Shares

                               PURCHASE AGREEMENT

                                                                 March ___, 2000
U.S. BANCORP PIPER JAFFRAY INC.
THOMAS WEISEL PARTNERS LLC
WARBURG DILLON READ LLC,
  A subsidiary of UBS AG
WILLIAM BLAIR & COMPANY
  As Representatives of the several
  Underwriters named in Schedule I hereto
c/o U.S. Bancorp Piper Jaffray
222 South Ninth Street
Minneapolis, Minnesota 55402

Gentlemen:

         Commtouch Software Ltd., an Israeli company (the "Company"), and the stockholders of the Company listed in Schedule I hereto (the "Selling
Stockholders")  severally propose to sell to the several  Underwriters  named in
Schedule II hereto (the "Underwriters") an aggregate of 3,000,000 shares (the "Firm Shares") of ordinary shares, nominal value NIS 0.05 per share (herein called "Ordinary Shares"), of the Company. The Firm Shares consist of 1,669,000 authorized but unissued Ordinary Shares to be issued and sold by the Company and 1,331,000 outstanding Ordinary Shares to be sold by the Selling Shareholders. The Company has also granted to the several Underwriters an option to purchase up to 450,000 additional Ordinary Shares on the terms and for the purposes set forth in Section 3 hereof (the "Option Shares"). The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively called the "Securities."

         The Company and the Selling Shareholders hereby confirm their agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as Representatives (the "Representatives").

         Registration Statement and Prospectus. A registration statement on Form F-1 (File No. 333-31836) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act


------------
1 Plus an option to purchase up to 450,000 additional shares from the Company to cover over-allotments.

of 1933, as amended (the "Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). Copies of such registration statement(s) and amendments and each related preliminary prospectus have been delivered to you.

         If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus (including a term sheet meeting the requirements of Rule 434 of the Rules and Regulations). If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus (or a term sheet meeting the requirements of Rule 434) pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date and prior to the First Closing Date (as hereinafter defined), such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) of the Rules and Regulations, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Rules and Regulations) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) of the Rules and Regulations or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or 434 of the Rules and Regulations.

         Representations   and   Warranties  of  the  Company  and  the  Selling
Shareholders.

                  (a) The Company represents and warrants to, and agrees with, the several Underwriters as follows:

                           (i) No order  preventing or suspending the use of any
Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                           (ii) As of the time the  Registration  Statement  (or
any post-effective amendment thereto, including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations)) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and the Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.

                           (iii) The  consolidated  financial  statements of the
Company, together with the notes thereto, set forth in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and fairly present the consolidated financial condition of the Company and its consolidated subsidiaries indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with United States generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus. Kost, Forer & Gabbay (a member of Ernst & Young International), which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations. The summary financial and other data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

                           (iv) Each of the Company and Commtouch Software Inc.,
a California corporation (the "U.S. Subsidiary"), and Commtouch Software (UK) Ltd., an English corporation (the "UK Subsidiary," and collectively the "Subsidiaries"), has been duly organized and is validly existing as a corporation under the laws of its jurisdiction of incorporation and Commtouch Software Inc. is in good standing under the laws of California. Each of the Company and the Subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

                           (v)  Except  as  contemplated  in  the   Registration
Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor the Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its share capital stock; and there has not been any change in the share capital stock (other than a change in the number of outstanding Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the share capital stock, of the Company or the Subsidiaries, or any change that had a Material Adverse Effect, or any development involving a prospective Material Adverse Effect.

                           (vi)   Except  as  set  forth  in  the   Registration
Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or to which any property or assets of the Company or the Subsidiaries is subject before or by any court or governmental agency, authority or body, or any arbitrator, which might result in a Material Adverse Effect.

                           (vii)  There are no  contracts  or  documents  of the
Company or the Subsidiaries that are required to be described in the Prospectus or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so described or filed.

                           (viii)  This  Agreement  has  been  duty  authorized,
executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal, state or foreign securities laws or the policies underlying such laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's Memorandum of Association or Articles of Association, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement.

                           (ix)  All  of  the  issued  and  outstanding   equity
securities of the Company, including the outstanding Ordinary Shares, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all Israeli and U.S. federal and state securities laws (including, without limitation, applicable Israeli securities laws), were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the holders thereof are not subject to personal liability by reason of being such holders; and the share capital of the Company, including the Ordinary Shares, conforms to the description thereof in the Registration Statement and Prospectus. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Ordinary Shares pursuant to the Company's Memorandum of Association or Articles of Association or any agreement or other instrument to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement and the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as described in the Registration Statement and the Prospectus (and except for options granted after the date of the Registration Statement and the Prospectus to employees of the Company pursuant to the stock option plans described in the Registration Statement and the Prospectus, which option grants have been disclosed to the Representatives), there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or the Subsidiaries any shares of the share capital of the Company or the Subsidiaries. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus (except for options granted after the date of the Registration Statement and the Prospectus to employees of the Company pursuant to the stock option plans described in the Registration Statement and the Prospectus, which option grants have been disclosed to the Representatives).

                           (x) The Securities which may be sold hereunder by the
Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders, and conforms to the description thereof in the Registration Statement and the Prospectus. No further approval or authority of the shareholders of the Company or the Board of Directors of the Company is required for the sale and issuance of the Securities hereunder.

                           (xi) Neither the filing of the Registration Statement
nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Ordinary Shares or other securities of the Company, and no person or entity holds a right to require registration under the Securities Act of shares of capital stock of the Company at any other time, except as disclosed in the Registration Statement and the Prospectus.

                           (xii) The Company and the Subsidiaries  hold, and are
operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and the Company and the Subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign (including, without limitation, Israeli, English and U.S.) laws, regulations, orders and decrees.

                           (xiii) The Company and the Subsidiaries have good and
marketable title to all property described in the Registration Statement and the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus; the property held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or the Subsidiaries.

                           (xiv) The Company and the Subsidiaries own or possess
all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets know-how, proprietary techniques, processes and rights ("Intellectual Property") used in the conduct of the business of the Company and the Subsidiaries as currently carried on (including products, services and technology contemplated by current research and development projects) and as described in the Registration Statement and the Prospectus. Except as stated in the Registration Statement and the Prospectus, no name which the Company or the Subsidiaries uses and no other aspect of the business of the Company or the Subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others material to the business or prospects of the Company and neither the Company nor the Subsidiaries has received any notice alleging any such infringement or fee, except as to matters that will not cause a Material Adverse Effect. To the knowledge of the Company, its Intellectual Property is not being infringed by any third parties which infringement could reasonably be expected, whether singly or in the aggregate, to have a Material Adverse Effect.

                           (xv) Neither the Company nor the  Subsidiaries (i) is
in violation of its respective Memorandum of Association, Articles of Association, charter or by-laws, as the case may be, or other organizational documents (ii) in breach of or otherwise in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other contract, lease or other instrument to which any of them is subject or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor has any event occurred nor condition exist that with the notice and/or the passage of time would give rise to such a breach or default or (iii) is in violation of any law, ordinance, government rule, regulation or court order or decree to which any of them is subject or by which any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except in the case of clauses (ii) and (iii) for such breaches, defaults or violations that individually or in the aggregate would not have a Material Adverse Effect.

                           (xvi) The Company and its subsidiaries have filed all
Israeli, English and U.S. federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith.

                           (xvii) The Company has not  distributed  and will not
distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

                           (xviii)  The   Securities   have  been  approved  for
quotation  upon  notice of  issuance on the NASDAQ  National  Market.

                           (xix) The Company has no subsidiary  or  subsidiaries
other than the Subsidiaries and the Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, limited liability company, joint venture association, trust or other entity other than the Subsidiaries.

                           (xx)  Each  of  the  Company  and  the   Subsidiaries
maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xxi) Other than as  contemplated  by this Agreement,
the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                           (xxii)  Neither the Company nor any of its affiliates
is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

                           (xxiii) No labor  dispute  with the  employees of the
Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has violated any applicable safety or similar law applicable to its business nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hours law, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, the violation of any of which could have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or any of its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect, and has no reason to believe that such officers will not remain in the employment of the Company during the next twelve months.

                           (xxiv) No  transaction  has occurred or  relationship
exists between or among the Company or the Subsidiaries and any of their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

                           (xxv) The  Company and each of its  subsidiaries  are
insured by insurers of recognized financial responsibility against such losses and risks in such amounts as are customary in the business in which they are engaged; and neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

                           (xxvi)  There are no  affiliations  with the National
Association of Securities Dealers, Inc. (the "NASD") among the Company's officers, directors or, to the best knowledge of the Company, any five percent or greater shareholder of the Company, or any shareholder which has acquired restricted securities from the Company during the 12-month period immediately preceeding the date of this Agreement, except as set forth in the Registration Statement and the Prospectus or otherwise disclosed in writing to the Representatives.

                           (xxvii)   Neither   the   Company   nor  any  of  its
subsidiaries is an "investment company" nor a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "Investment Company Act").

                           (xxviii)   Neither   the   Company  nor  any  of  its
subsidiaries or, to the knowledge of the Company, any other person associated with or acting on behalf of the Company or any of its subsidiaries including, without limitation, any director, officer, agent or employee of the Company or any of its subsidiaries has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries, (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                           (xxix) The Company has  reviewed its  operations  and
that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (defined below). As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect, or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                           (xxx) The Company  does not  believe  that it is, and
upon the consummation of the transactions contemplated hereby and the application of the proceeds as described in the Registration Statement and the Prospectus under the caption "Use of Proceeds" does not believe that it will become, a "passive foreign investment company" (herein called a PFIC) as defined in Section 1296 of the Internal Revenue Code of 1986, as amended (herein called the Code).

                           (xxxi) The  Company  has not taken and will not take,
directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Securities.

                           (xxxii)  The  Company  has  received  from the Israel
Securities Authority an exemption from the requirement to publish a prospectus in Israel for the offer of the Securities in the manner required by the applicable laws of the State of Israel, which exemption was in full force and effect on the date hereof and which shall be in full force and effect on the date of the Prospectus, on the date that any post-effective amendment to the Registration Statement shall become effective, when any supplement or amendment to the Prospectus is filed with the Commission, and at each Closing Date. It is further understood that no public offering (as defined under the laws of the State of Israel) pursuant to the Prospectus will be made within the State of Israel by the Company.

                           (xxxiii) Each of the Company and the  Subsidiaries is
in material compliance with all conditions and requirements stipulated by the instruments of approval issued by the Investment Center of the Ministry of Industry and Commerce granted entitling it or any of its operations to the status of "approved enterprise" under Israeli law and by Israeli laws and regulations relating to such approved enterprise status except as would not have a Material Adverse Effect. All information supplied by the Company with respect to such applications was true, correct and complete in all material respects when supplied to the appropriate authorities. The Company does not know of any reason or circumstance that would lead to revocation of its status as an "approved enterprise."

                           (xxxiv)   Neither   the   Company   nor  any  of  its
subsidiaries is in violation of any conditions or requirements stipulated by the instruments of approval granted to any of them by the Office of the Chief Scientist in the Ministry of Industry & Commerce, with respect to any research and development grants given to it by such office, which violation, individually or in the aggregate, would have a Material Adverse Effect. The Company qualifies as an "Industrial Company" within the definition of the Law for the Encouragement of Industry (Taxes), 1969, of the State of Israel.

                           (xxxv) Except for Israeli  stamp duty,  which will be
paid by the Company on the Securities being sold by them, no transfer tax, stamp duty or similar tax is payable by or on behalf of the Underwriters in connection with: (i) the issuance by the Company of the Securities; (ii) the purchase by the Underwriters of the Securities from the Company; (iii) the consummation by the Company of any of its obligations under this Agreement; or (iv) assuming the Underwriters are not subject to taxation in Israel, resale of the Securities by the Underwriters in connection with the distribution contemplated hereby.

                           (xxxvi)  The   Company   has  duly  and   irrevocably
appointed Commtouch Software Inc., a corporation organized under the laws of the State of California, as its agent to receive service of process in any action against it in any United States federal or state court arising out of or in connection with the this Agreement or the transactions contemplated hereby.

                           (xxxvii) The documents  incorporated  by reference in
the Prospectus, at the time they were or hereafter are filed with the Commission, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and, when read together and with the other information in the Prospectus and as such documents may be modified or superseded by the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                  (b) Each Selling Shareholder represents and warrants to, and agrees with, the several Underwriters as follows:

                           (i)  Such  Selling  Shareholder  is  the  record  and
beneficial owner of, and has, and on the First Closing Date will have, valid and marketable title to the Securities to be sold by such Selling Shareholder, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances; and upon delivery of and payment for such Securities hereunder, the several Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances. Such Selling Shareholder is selling the Securities to be sold by such Selling Shareholder for such Selling Shareholder's own account and is not selling such Securities, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Shareholder will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement and Prospectus.

                           (ii) Such Selling  Shareholder  has duly  authorized,
executed and delivered a Custody Agreement ("Custody Agreement"), which Custody Agreement is a valid and binding obligation of such Selling Shareholder, to Norwest Bank Minnesota, N.A., as Custodian (the "Custodian"); pursuant to the Custody Agreement the Selling Shareholder has placed in custody with the Custodian, for delivery under this Agreement, the certificates representing the Securities to be sold by such Selling Shareholder; such certificates represent validly issued, outstanding, fully paid and nonassessable Ordinary Shares; and such certificates were duly and properly endorsed in blank for transfer, or were accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Underwriters, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

                           (iii)  Such  Selling  Shareholder  has the  power and
authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder; and such Selling Shareholder has duly authorized, executed and delivered to Allan Barkat, as attorney-in-fact (the "Attorney-in-Fact"), an irrevocable power of attorney

(a "Power of Attorney") authorizing and directing the Attorney-in-Fact to effect the sale and delivery of the Securities being sold by such Selling Shareholder, to enter into this Agreement and to take all such other action as may be necessary hereunder.

                           (iv) This  Agreement,  the Custody  Agreement and the
Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and each constitutes a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity. The execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or any law, regulation, order or decree applicable to such Selling Shareholder; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by such Selling Shareholder, except such as may be required under the Act or state securities laws or blue sky laws.

                           (v) Such Selling  Shareholder has not distributed and
will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by such Selling Shareholder.

                           (vi)  Such  Selling   Shareholder  has  reviewed  the
Registration Statement and the
Prospectus and to the best knowledge of such Selling Shareholder neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading regarding such Selling Shareholder, the other Selling Shareholders, the Company or otherwise.

                           (vii)  To  the  best   knowledge   of  such   Selling
Shareholder, the representations and warranties of the Company contained in paragraph (a) of this Section 2 are true and correct.

                  (c) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; any certificate signed by or on behalf of any Selling Shareholders as such and delivered to you or to counsel for the

Underwriters shall be deemed a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

                  3. Purchase, Sale and Delivery of Securities.

                  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell 1,669,000 Firm Shares, and each Selling Shareholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite the name of such Selling Shareholder on Schedule I hereto, to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto. The purchase price for each Firm Share shall be **[$__________] per share. The obligation of each Underwriter to each of the Company and the Selling Shareholders shall be to purchase from each of the Company and the Selling Shareholders that number of Firm Shares (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by each of the Company and the Selling Shareholders pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule II.

                  The Firm Shares will be delivered by the Company and the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company or the Custodian, as appropriate, at the offices of U.S. Bancorp Piper Jaffray, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the "First Closing Date." If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days' prior notice to the Company and the Custodian, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the First Closing Date at the offices of U.S. Bancorp Piper Jaffray, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

                  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the "Second Closing" and "Second Closing Date", respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

                  The Option Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company at the offices of U.S. Bancorp Piper Jaffray, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Central time, on the Second Closing Date. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the Second Closing Date at the office of U.S. Bancorp Piper Jaffray, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

                  It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Shareholders, on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or any Selling Shareholder.

                  Notwithstanding anything else in this Agreement, the Underwriters shall not solicit offers to purchase Securities in Israel from more than 35 solicitees who are Israeli subjects, other than Accredited Investors (as described in Section 15(d) of the Israel Securities Law - 1968), in the aggregate and will obtain confirmation from such solicitees that they are purchasing such Securities for investment purposes only and not with a view toward distribution or sale. On or before the date two days after the Closing Date, the Underwriters shall furnish the Company, its counsel and the Securities Authority of the State of Israel (the "ISA") with a list of such solicitees, if any (including their name and addresses), so as to enable the Company to comply with the terms of the exemption issued by the ISA.

                  4. Covenants

                  (a)  The  Company   covenants  and  agrees  with  the  several
Underwriters as follows:

                           (i) If the  Registration  Statement  has not  already
been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will prepare and file a Prospectus (or term sheet within the meaning of Rule 434 of the Rules and Regulations) containing the information omitted therefrom pursuant to Rule 430A of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b), 430A and 434, if applicable, of the Rules and Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b); the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                           (ii) The Company will advise you,  promptly  after it
shall receive notice or obtain knowledge thereof, of the issuance by the Commission the ISA, or any Israeli or other foreign regulatory body of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to (i) prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued and
(ii) maintain in effect the exemption granted by the ISA and, if such exemption shall at any time not be effective, to obtain the reinstatement thereof at the earliest possible moment.

                           (iii)  Within  the  time  during  which a  prospectus
(including any term sheet within the meaning of Rule 434 of the Rules and Regulations) relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which in the opinion of counsel for the Company or of counsel for the Underwriters the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is in the opinion of counsel for the Company of counsel for the Underwriters necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify you and will forthwith amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                           (iv) The Company will use its best efforts to qualify
the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Securities.

                           (v) The  Company  will  furnish  to the  Underwriters
copies of the Registration Statement (three of which will be signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request. Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended prospectus proposed to be filed.

                           (vi)  During a period of five years  commencing  with
the date  hereof,  the  Company  will (i)  submit  to the  Commission  quarterly reports, which will include unaudited quarterly consolidated financial information, on Form 6-K for the first three quarters of each fiscal year, and file its annual report on Form 20-F within the time period prescribed under
Section 13 of the Exchange Act for the filing by domestic issuers of quarterly reports on Form 10-Q and annual reports on Form 10-K, respectively and

(ii) furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to shareholders of the Company and of all information, documents and reports filed with the Commission (including the Report on Form SR required by Rule 463 of the Commission under the Securities Act), the Nasdaq National Market, the NASD, or the ISA. Reports to the ISA may be furnished to you and to any such Underwriter in Hebrew if such reports are not available in English.

                           (vii) The Company  will make  generally  available to
its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

                           (viii) The Company,  whether or not the  transactions
contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9(a) hereof or is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters' counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda, (C) all filing fees and fees and disbursements of the Underwriters' counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate in accordance with
Section 4(d) hereof, (D) the fees and expenses of any transfer agent or registrar, (E) the filing fees incident to any required review by the NASD of the terms of the sale of the Securities, (F) listing fees, if any, and (G) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9(a) hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any agreement on their part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling
Shareholders   is  not  fulfilled,   the  Company  will  reimburse  the  several
Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                           (ix) The Company will apply the net proceeds from the
sale of the Securities to be sold by it hereunder for the purposes set forth in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

                           (x) The Company will not,  without your prior written
consent, for a period of 90 days after the commencement of the public offering of the Securities by the Underwriters (the "Lock-Up Period") offer for sale, sell, contract to sell, grant any option for the sale of or otherwise issue or dispose of any Ordinary Shares or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Ordinary Shares, except to the Underwriters pursuant to this Agreement and except for the issuance of options pursuant to the Company's 1996 CSI Stock Option Plan, 1999 Israeli Share Option Plan, 1999 Nonemployee Directors Plan and the 1999 Employee Stock Purchase Plan (each as described in the Registration Statement and the Prospectus) (the "Plans") and pursuant to the exercise of stock options or warrants outstanding on the date hereof; provided, that no such option shall vest and become exercisable prior to the end of the Lock-Up Period. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

                           (xi) The Company either has caused to be delivered to
you or will cause to be delivered to you prior to the effective date of the Registration Statement a letter (the "Lock-Up Agreement") from each of the Selling Shareholders stating that such person agrees that, from the date of execution of this Agreement and continuing to and including the date 90 days after the date of the Prospectus, he or she will not publicly or privately announce any intention to, will not allow any affiliate or subsidiary, if applicable, to, and will not itself, without the prior written consent of U.S. Bancorp Piper Jaffray on behalf of the Underwriters, (i) offer, pledge, sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Ordinary Shares or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise), in each case, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or otherwise controlled by the shareholder on the date of the Lock-Up Agreement or thereafter acquired; provided, however, that, if the shareholder is an individual, the shareholder may, without the prior written consent of U.S. Bancorp Piper Jaffray on behalf of the Underwriters, transfer Ordinary Shares or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares either during his or her lifetime or, on death, by will or intestacy to members of the shareholder's immediate family or to trusts exclusively for the benefit of members of the shareholder's immediate family or in connection with bona fide gifts; provided that, prior to any such transfer, such transferee executes an agreement, satisfactory to U.S. Bancorp Piper

Jaffray, pursuant to which such transferee agrees to receive and hold such shares subject to the provisions of the Lock-Up Agreement and that there shall be no further transfer except in accordance with the provisions of the Lock-Up Agreement. For purposes of this paragraph, "Immediate family" shall mean the shareholder's spouse, lineal descendant, father, mother, brother or sister.

                           (xii)  The  Company  has not taken and will not take,
directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Ordinary Shares which are required to be disclosed in response to Item 701 of Regulation S-K under the Act which have not been so disclosed in the Registration Statement.

                           (xiii) The Company will not incur any  liability  for
any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                           (xiv) The Company will inform the Florida  Department
of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information will be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information.

                           (xv) The Company  will use its best efforts to ensure
that it will not become a PFIC to the extent consistent with its other business objectives. If it believes it is a PFIC, the Company will promptly notify each U.S. holder of the Ordinary Shares (the "U.S. Holders") in order to enable U.S. Holders to consider whether to make a QEF election or a mark to market election. The Company will further comply with the applicable information reporting requirements for U.S. Holders to make such elections.

                           (xvi) The  Company is  familiar  with the  Investment
Company Act and will conduct its affairs in such a manner to ensure that the Company and each of the Subsidiaries was not and will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

                           (xvii) To the  extent  that,  and for as long as, the
laws of Israel or any other foreign jurisdiction require any permit for approval by, or exemption of any local authority of the transactions contemplated hereby to be legally permitted and to remain effective, the Company will obtain and maintain each such permit, approval or exemption valid and in full force and effect.

                           (xviii) In any suit (whether in a court in the United
States or any other jurisdiction) seeking enforcement of this Agreement, or provisions of this Agreement, (i) no defense (other than a procedural defense) given or allowed by the laws of any other state or country shall be interposed in any suit, action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Minnesota, or of the United States, (ii) if the plaintiffs therein seek a judgment in United States dollars, the Company will not interpose any defense or objection to or otherwise oppose judgment, if any, being awarded in such currency, and (iii) if the plaintiffs therein seek to have any judgment (or any aspect thereof) awarded in foreign currency linked, for the period from entry of such judgment until actual payment thereof in full has been made, to the changes in the foreign currency-United States dollar exchange rate, the Company will not interpose any defense or objection to or otherwise oppose inclusion of such linkage in any such judgment. The Company agrees that it will not initiate or seek to initiate any action, suit or proceeding, in Israel or in any other jurisdiction other than the United States, seeking damages or for the purpose of obtaining any injunction or declaratory judgment against the enforcement of or a declaratory judgment concerning any alleged breach by the Company of or other claim by you in respect of, this Agreement or any of your rights under this Agreement, including without limitation any action, suit or proceeding challenging the enforceability of or seeking to invalidate in any respect the submission by the Company hereunder to the jurisdiction of federal or Minnesota State courts or the designation of the laws of the State of Minnesota as the law applicable to this Agreement.

                           (xix)  If any  payment  of any  sum  due  under  this
Agreement from the Company is made to or received by the Underwriters or any controlling person of any Underwriter in a currency other than freely transferable United States dollars, whether by judicial judgment or otherwise, the obligations of the Company under this Agreement shall be discharged only to the extent of the net amount of freely transferable United States dollars that the Underwriters or such controlling persons, as the case may be, in accordance with normal bank procedures, are able to lawfully purchase with such amount of such other currency. To the extent that the Underwriters or such controlling persons are not able to purchase sufficient United States dollars with such amount of such other currency to discharge the obligations of the Company to the Underwriters or such controlling persons, as the case may be, shall not be discharged with respect to such difference, and any such undischarged amount will be due as a separate obligation and shall not be affected by payment or of judgment being obtained for any other sums due under or in respect of this Agreement.

                           (xx) The Company  will use its best efforts to effect
and maintain the quotation of the Ordinary Shares on the Nasdaq National Market.

                  (b) Each Selling Shareholder covenants and agrees with the several Underwriters as follows:

                           (i) Except as otherwise  agreed to by the Company and
the Selling Shareholder, such Selling Shareholder will pay all taxes, if any, on the transfer and sale, respectively, of the Securities being sold by such Selling Shareholder, the fees of such Selling Shareholder's counsel and such Selling Shareholder's proportionate share (based upon the number of Securities being offered by such Selling Shareholder pursuant to the Registration Statement) of all costs and expenses (except for legal and accounting expenses and fees of the registrar and transfer agent) incurred by the Company pursuant to the provisions of Section 4(a)(viii) of this Agreement; provided, however, that each Selling Shareholder severally agrees to reimburse the Company for any reimbursement made by the Company to the Underwriters pursuant to Section 4(a)(viii) hereof to the extent such reimbursement resulted from the failure or refusal on the part of such Selling Shareholder to comply under the terms or fulfill any of the conditions of this Agreement.

                           (ii) If this  Agreement  shall be  terminated  by the
Underwriters because of any failure, refusal or inability on the part of such Selling Shareholder to perform any agreement on such Selling Shareholder's part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by such Selling Shareholder is not fulfilled, such Selling Shareholder agrees to reimburse the several Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Selling Shareholder shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                           (iii)  The  Securities  to be sold  by  such  Selling
Shareholder, represented by the certificates on deposit with the Custodian pursuant to the Custody Agreement of such Selling Shareholder, are subject to the interest of the several Underwriters and the other Selling Shareholders; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Shareholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Shareholder, by the death of such Selling Shareholder, or by the occurrence of any other event. If any Selling Shareholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

                           (iv) Selling  Shareholder  has not taken and will not
take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Ordinary Shares which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

                           (v) Such Selling Shareholder shall immediately notify
you if any event occurs, or of any change in information relating to such Selling Shareholder or the Company or any new information relating to the Company or relating to any matter stated in the Prospectus or any supplement thereto (including any term sheet within the meaning of

Rule 434 of the Rules and Regulations), which results in the Prospectus (as supplemented) including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (vi) In any suit  (whether  in a court in the  United
States or any other jurisdiction) seeking enforcement of this Agreement, or provisions of this Agreement, (i) no defense (other than a procedural defense) given or allowed by the laws of any other state or country shall be interposed in any suit, action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Minnesota or of the United States, (ii) if the plaintiffs therein seek a judgment in United States dollars, the Selling Shareholders will not interpose any defense or objection to or otherwise oppose judgment, if any, being awarded in such currency, and (iii) if the plaintiffs therein seek to have any judgment (or any aspect thereof) awarded in foreign currency linked, for the period from entry of such judgment until actual payment thereof in full has been made, to the changes in the foreign currency-United States dollar exchange rate, the Selling Shareholders will not interpose any defense or objection to or otherwise oppose inclusion of such linkage in any such judgment. The Selling Shareholders agrees that it will not initiate or seek to initiate any action, suit or proceeding, in Israel or in any other jurisdiction other than the United States, seeking damages or for the purpose of obtaining any injunction or declaratory judgment against the enforcement of or a declaratory judgment concerning any alleged breach by the Selling Shareholders of or other claim by you in respect of, this Agreement or any of your rights under this Agreement, including without limitation any action, suit or proceeding challenging the enforceability of or seeking to invalidate in any respect the submission by the Selling Shareholders hereunder to the jurisdiction of federal or Minnesota State courts or the designation of the laws of the State of Minnesota as the law applicable to this Agreement.

         5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as you, as Representatives of the several Underwriters, shall approve and all filings required by Rules 424, 430A and 434 of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) The legality and sufficiency of the sale of the Securities hereunder and the validity and form of the certificates representing the Securities, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statement and of the Prospectus (except as to the financial statements contained therein), shall have been approved at or prior to the Closing Date by Faegre & Benson LLP, U.S. counsel for the Underwriters, and Yigal Arnon & Co., Israeli counsel for the Underwriters.

                  (c) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

                  (d) Except as contemplated  in the  Prospectus,  subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its share capital; and there shall not have been any change in the share capital (other than a change in the number of outstanding Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the equity securities of the Company or any of its subsidiaries, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Registration Statement or the Prospectus.

                  (e) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of McCutchen, Doyle, Brown & Enersen, LLP, U.S. counsel for the Company, dated such Closing Date and addressed to you, covering the matters set forth in Schedule III hereto.

         In rendering such opinion such counsel may rely (i) as to matters of law other than California and federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they and you are justified in relying thereon and (ii) as to matters of fact, to the extent such counsel deems reasonable upon certificates of officers of the Company and its subsidiaries provided that the extent of such reliance is specified in such opinion.

                  (f) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Naschitz, Brandes & Co, Israeli counsel for the Company, dated such Closing Date and addressed to you, covering the matters set forth in Schedule IV hereto.

         In rendering such opinion such counsel may rely (i) as to matters of law other than Israeli law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they and you are Justified in relying thereon and (ii) as to matters of fact, to the extent such counsel deems reasonable upon certificates of officers of the Company and its subsidiaries provided that the extent of such reliance is specified in such opinion.

                  (g) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions from Faegre & Benson LLP, U.S. counsel for the several Underwriters, and Yigal Arnon & Co., Israeli counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                  (h) On each Closing Date you, as Representatives of the several Underwriters, shall have received a letter of Kost, Forer & Gabbay (a member of Ernst & Young International), dated such Closing Date and addressed to you:

                           (i)  confirming  that  they  are  independent  public
accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission,

                           (ii)  stating  that,  in their  opinion,  the audited
consolidated financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations,

                           (iii)  stating,  as of the date of such  letter  (or,
with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter,

                           (iv) stating  that,  at a specific date not more than
five business days prior to the date of such letter, there were any changes in the share capital or long-term debt of the Company or any decrease in net current assets or shareholders' equity of the Company in each case compared with amounts shown on the December 31, 1999 audited consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 2000 to such specified date there were any decreases, as compared with the comparable period of the prior fiscal quarter, in total sales of services and license fees, income before taxes or total or per share amounts of net income of the Company, except in all instances for changes, decreases or increases set forth in such letter,

                           (v)  stating  that  they  have  carried  out  certain
specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and are included in the Registration Statement and the Prospectus, including the amounts, percentages and financial information included under the captions "Summary Consolidated Financial and Operating Data," "Capitalization," "Selected Consolidated Financial and Operating Data" and "Management's Discussion and Analysis of Financial Condition and Results of
Operations," and have compared such amounts, percentages and financial information with such records of the Company and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

                  (i) On each Closing Date, there shall have been furnished to you, as Representatives of the Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

                           (i) The representations and warranties of the Company
in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                           (ii) No stop  order or  other  order  suspending  the
effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

                           (iii) The signers of said  certificate have carefully
examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), and (A) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its share capital, and except as disclosed in the Prospectus, there has not been any change in the share capital (other than a change in the number of outstanding shares of Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the equity securities, of the Company, or any of its subsidiaries, or any Material Adverse Effect or any development involving a prospective Material Adverse Effect, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any Material Adverse Effect.

                  (j) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of ______________, counsel for the Selling Shareholders, dated such Closing Date and addressed to you, to the effect that:

                           (i)  Each of the  Selling  Shareholders  is the  sole
record and beneficial owner of the Securities to be sold by such Selling Shareholder and delivery of the certificates for the Securities to be sold by each Selling Shareholder pursuant to this Agreement, upon payment therefor by the Underwriters, will pass marketable title to such Securities to the Underwriters and the Underwriters will acquire all the rights of such Selling Shareholder in the Securities (assuming the Underwriters have no knowledge of an adverse claim), free and clear of any security interests, claims, liens or other encumbrances.

                           (ii) Each of the Selling  Shareholders  has the power
and authority to enter into the Custody Agreement, the Power of Attorney and this Agreement and to perform and discharge such Selling Shareholder's obligations thereunder and hereunder; and this Agreement, the Custody Agreements and the Powers of Attorney have been duly and validly authorized, executed and delivered by (or by the Attorney-in-Fact on behalf of) the Selling Shareholders and are valid and binding agreements of the Selling Shareholders, enforceable in accordance with their respective terms (except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity).

                           (iii) The execution  and delivery of this  Agreement,
the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, or any agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of its property is subject, any such Selling Shareholder's charter or by-laws, or any order or decree known to such counsel of any court or government agency or body having jurisdiction over such Selling Shareholder or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by such Selling Shareholder, except such as may be required under the Act or state securities laws or blue sky laws.

                           (iv) Under the laws of the  jurisdiction  of domicile
of the Selling Shareholders, the (i) submission by the Selling Shareholders to the jurisdiction of any federal or state court sitting in the City of Minneapolis, Minnesota, (ii) waiver, to the fullest extent it may effectively do so, of any objection which the Selling Shareholders may now or hereafter have to the laying of venue of any such proceeding and (iii) submission by the Selling Shareholders to the exclusive jurisdiction of such courts in any such suit, action or proceeding, are binding upon the Selling Shareholders and, if properly brought to the attention of the court or administrative body in accordance with the laws of the jurisdiction of domicile of the Selling Shareholders, would be enforceable in any judicial or administrative proceeding in such jurisdiction.

                           (v) Such other matters as you may reasonably request.

                  In rendering such opinion such counsel may rely (i) as to matters of law other than the law of the jurisdiction(s) in which such counsel is licensed to practice, and federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they and you are justified in relying thereon and (ii) as to matters of fact, to the extent such counsel deems reasonable upon certificates of officers of the Company and its subsidiaries provided that the extent of such reliance is specified in such opinion.

                  (k) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, a certificate or certificates, dated such Closing Date and addressed to you, signed by each of the Selling Shareholders or such Selling Shareholder's Attorney-in-Fact to the effect that the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct as if made at and as of such Closing Date, and that such Selling Shareholder has complied with all the agreements and satisfied all the conditions on such Selling Shareholder's part to be performed or satisfied at or prior to such Closing Date.

                  (l) Subsequent to the execution of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any supplement thereto), there shall not have been

(i) any change or decrease specified in the letter or letters referred to in subparagraph (h) of this Section 5 or (ii) any change, or any development involving  a  prospective  change  (including  without  limitation  a change  in management or control of the Company), in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto);

                  (m) At the execution of this Agreement, the Company shall have furnished to the Representatives from each Selling Shareholder an executed copy of the Lock-Up Agreement addressed to the Representatives;

                  (n) The Company has duly given the Nasdaq Market Notification Form For Listing of Additional Shares required in connection with the offering to the Nasdaq National Market.

                  (o) The Company shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

         6.       Indemnification and Contribution.

                  (a) The Company and each Selling Shareholder (excluding institutional Selling Shareholders (marked with an asterisk on Schedule I) which do not have a representative on the Company's Board of Directors) agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company and/or such Selling Shareholders, as the case may be), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rules 430A and 434(d) of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of the Company, arise out of or are based upon any other documents, communications or statements made by the Company or any third party with the consent of the Company that may be deemed to constitute a prospectus or an offer to sell securities, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that neither the Company nor any Selling Shareholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; and further provided, however, that in no event shall any Selling Shareholder be liable under the provisions of this Section 6 for any amount in excess of the aggregate amount of proceeds such Selling Shareholder received from the sale of the Securities pursuant to this Agreement.

                  Each institutional Selling Shareholder (marked with an asterisk on Schedule I) which does not have a representative on the Company's Board of Directors agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of such Selling Shareholders), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rules 403A and 434(d) of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or any Underwriter by such Selling Shareholder, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that in no event shall any such Selling Shareholders be liable under the provisions of this
Section 6 for any amount in excess of the aggregate amount of proceeds such Selling Shareholder received from the sale of the Securities pursuant to this Agreement.

                  (b) In addition to their other obligations under Section 6(a), the Company and each Selling Shareholder agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 6(a), they will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and/or the Selling Shareholder's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Money Rates section of the Wall Street Journal (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Company or the Selling Shareholders may otherwise have.

                  (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company and the Selling Shareholders may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company and the Selling Shareholders for any legal or other expenses reasonably incurred by the Company or any such Selling Shareholder in connection with investigating or defending against any such loss, claim, damage, liability or action.

                  (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Representatives, it is advisable for the Underwriters to be represented as a group by separate counsel, the Representatives shall have the right to employ a single counsel to represent the Representatives and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) or (b) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred (in accordance with the provisions of the second paragraph in subsection (a) above). An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.

                  (e) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection

(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (f) The obligations of the Company and the Selling Shareholders under this Section 6 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

         7.       Representations   and   Agreements  to  Survive  Delivery. All
representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters, the Company and the Selling Shareholders contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or any Selling Shareholders or any controlling person thereof, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

         8.       Substitution of Underwriters.

                  (a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in Schedule II hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule II hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

                  (b) If any Underwriter or Underwriters shall fall to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm

Shares set forth in Schedule II hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination neither the Company nor any Selling Shareholder shall be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company or the Selling Shareholders (except to the extent provided in Section 6 hereof).

                  If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 8.

         9.       Effective Date of this Agreement and Termination.

                  (a) This Agreement shall become effective at 10:00 a.m., Central time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective time of the Registration Statement as you in your discretion shall first release the Securities for sale to the public; provided, that if the Registration Statement is effective at the time this Agreement is executed, this Agreement shall become effective at such time as you in your discretion shall first release the Securities for sale to the public. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by you of the publication of a newspaper advertisement relating thereto or upon release by you of telexes offering the Securities for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof shall at all times be effective.

                  (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by such

Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) there has occurred any material adverse change in the financial markets in the United States or an outbreak of major hostilities (or an escalation thereof) in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(viii),
Section 4(b)(ii) and Section 6 hereof shall at all times be effective.

                  (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company and the Attorney-in-Fact, on behalf of the Selling Shareholders, shall be notified promptly by you by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you and the Attorney-in-Fact, on behalf of the Selling Shareholders, shall be notified by the Company by telephone or telegram, confirmed by letter.

         10. Default by One or More of the Selling Shareholders or the Company. If one or more of the Selling Shareholders shall fail at the First Closing Date to sell and deliver the number of Securities which such Selling
Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number of Securities to be sold by all Selling Shareholders as set forth in Schedule I, then the Underwriters may at your option, by notice from you to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party or (b) elect to purchase the Securities which the Company and the non-defaulting Selling Shareholders have agreed to sell hereunder.

         In the event of a default by any Selling Shareholder as referred to in this Section 10, either you or the Company or, by joint action only, the non-defaulting Selling Shareholders shall have the right to postpone the First Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

         No action taken pursuant to this Section shall relieve the Company or any Selling Shareholders so defaulting from liability, if any, in respect of such default.

         11. Information Furnished by Underwriters. The statements set forth in the last paragraph of the cover page and under the caption "Underwriting," in any Preliminary

Prospectus and in the Prospectus constitute the written information furnished by or on behalf of the Underwriters referred to in Section 2 and Section 6 hereof.

         12. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to the Representatives c/o U.S. Bancorp Piper Jaffray, 222 South Ninth Street, Minneapolis, Minnesota 55402, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address stated in the Underwriters' Questionnaire furnished by such Underwriter in connection with this offering; if to the Company, shall be mailed, telegraphed or delivered to it at 3945 Freedom Circle, Santa Clara, California 95054, Attention: James Collins; if to any of the Selling Shareholders, at the address of the Attorney-in-Fact as set forth in the Powers of Attorney, or in each case to such other address as the person to be notified may have requested in writing. All notices given by telegram shall be promptly confirmed by letter. Any party to this Agreement may chancre such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

         13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         15. Agent for Service of Process; Jurisdiction. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any Federal or State Court in the City of Minneapolis, Minnesota, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company hereby designates and appoints Commtouch Software Inc. as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any Minnesota Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable unless and until a successor authorized agent acceptable to the Underwriters in their sole and absolute discretion shall have been appointed by the Company. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service at process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

         16. Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which such Underwriter on the date such judgment currency is actually received by the Underwriter is able to purchase United States dollars with the amount of the judgment currency so received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

                            [Signature Page Follows]

         Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

                                               Very truly yours,

                                               COMMTOUCH SOFTWARE LTD.


                                               By ______________________________

                                               Its: ____________________________


                                               SELLING SHAREHOLDERS

                                               By ______________________________
                                                        Attorney-in-Fact


Confirmed as of the date first above mentioned, on behalf of themselves and the other several Underwriters named in Schedule II hereto.


U.S. BANCORP PIPER JAFFRAY
THOMAS WEISEL PARTNERS LLC
  INCORPORATED

WARBURG DILLON READ, LLC
  a subsidiary of UBS AG
WILLIAM BLAIR & COMPANY

BY U.S. BANCORP PIPER JAFFRAY

By ______________________________
         Managing Director

                                   SCHEDULE I

                              Selling Shareholders

-------------------------------------------------------------------------------
                                                              Number of
                                                             Firm Shares
Name                                                          to be Sold
-------------------------------------------------------------------------------
Israel Growth Fund L.P.                                        400,000
-------------------------------------------------------------------------------
k.t. Concord Venture Fund (Cayman), L.P.                       331,810
-------------------------------------------------------------------------------
k.t. Concord Venture Fund (Israel), L.P.                        66,340
-------------------------------------------------------------------------------
k.t. Concord Venture Advisors (Cayman), L.P.                    2,719
-------------------------------------------------------------------------------
k.t. Concord Venture Advisors (Israel), L.P.                     531
-------------------------------------------------------------------------------
Gideon Mantel                                                  100,000
-------------------------------------------------------------------------------
Amir Lev                                                       100,000
-------------------------------------------------------------------------------
Isabel Maxwell                                                  50,000
-------------------------------------------------------------------------------
James E. Collins                                                20,000
-------------------------------------------------------------------------------
Nahum Sharfman                                                 165,000
-------------------------------------------------------------------------------
Nomura*                                                         31,000
-------------------------------------------------------------------------------
Oceanic Bank and Trust Ltd.*                                    31,800
-------------------------------------------------------------------------------
Rumson Capital, L.L.C.*                                         31,800
-------------------------------------------------------------------------------

                                   SCHEDULE II

                              List of Underwriters

Underwriter                                               Number of Firm Shares1
-----------                                               ----------------------

U.S. Bancorp Piper Jaffray Inc..........................

Thomas Weisel Partners LLC..............................

Warburg Dillon Read, LLC................................

William Blair & Company.................................
                                                         =======================
Total Underwriters (_____)                                     3,000,000
                                                         =======================

------------------
1 The Underwriters may purchase up to an additional 450,000 Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

                                  SCHEDULE III

                  1. The U.S. Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Each of the Company and the U.S. Subsidiary is duly qualified to transact business and is in good standing as a foreign corporation in each state of the United States where the character of its activities requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. The U.S. Subsidiary has full corporate power and authority to own or lease its properties and conduct its business as currently being carried on and as described in the Registration Statement and the Prospectus.

                  2. All of the issued and outstanding shares of capital stock of the U.S. Subsidiary are duly authorized, validly issued, fully paid and nonassessable, and are owned of record and beneficially by the Company, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances. There are no outstanding securities of the U.S. Subsidiary convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the U.S. Subsidiary, there are no outstanding or authorized options, warrants, rights or any other agreements of any character obligating the U.S. Subsidiary to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock. Except as otherwise stated in the Registration Statement and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Ordinary Shares pursuant to any agreement or other instrument known to us to which the Company is a party or by which the Company is bound.

                  3. The Registration Statement has become effective under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), or if the Rule 434 Term Sheet was used, the required filing has been made in the manner and within the time period required by Rule 434; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus is in effect and no proceedings for that purpose have been instituted or are pending or, to our knowledge, are contemplated by the Commission.

                  4. The Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial data contained therein, as to which we do not express an opinion) comply as to form in all material respects with the requirements of the Securities Act and with the Rules and Regulations thereunder, and the Registration Statement has been duly executed by the Company.

                  5. Neither the Company nor either of the Subsidiaries is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.


                                     III-1

                  6. Neither the issue and sale by the Company of the Securities as contemplated by the Purchase Agreement nor the execution and delivery of the Purchase Agreement by the Company nor the consummation of any other transactions contemplated by the Purchase Agreement will (with or without the passage of time and/or notice) conflict with, or result in a breach or violation of or constitute a default under (A) the Articles of Incorporation or Bylaws of the U.S. Subsidiary, (B) any agreement or instrument filed as an exhibit to the Registration Statement, or known to us and made available to us in English, to which the Company or either of the Subsidiaries is a party or by which it is bound or to which any of its properties is subject, (C) any applicable United States federal or state law or regulation, or (D) to our knowledge, any order, writ injunction or decree, of any jurisdiction, court or governmental instrumentality applicable to the Company or either of the Subsidiaries.

                  7.  The   information   required   to  be  set  forth  in  the
Registration Statement in answer to Item 10 (insofar as if relates to such counsel) of Form F-1 is to the best of our knowledge accurately and adequately set forth therein in all material respects or no response is required with respect to such Item, and the description of the Company's option plans and the options granted and which may be granted thereunder, and the description of options granted other than under the Company's option plans, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to said plans and options to the extent required by the Securities Act and the Rules and Regulations.

                  8. To the best of our knowledge, each of the Company and the U.S. Subsidiary holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect.

                  9. To our knowledge, there are no franchises, contracts, leases or other documents which are of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not described, referred to and filed as required.

                  10. To our knowledge, there is no pending or threatened action, suit, investigation or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or either of the Subsidiaries or any of their property or assets of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and the statements in the Prospectus under the heading "Shares Eligible for Future Sale" are correct in all material respects.

                  11. No consent, approval, waiver, license, authorization, order or other action by or filing with any United States federal or state court or governmental agency, body or authority is required in connection with the execution and delivery by the Company of the Purchase Agreement or for the issue and sale of the Securities by the Company or the


                                     III-2
consummation of any other transactions contemplated by the Purchase Agreement, except for filings and other actions required pursuant to the Securities Act and/or the Exchange Act, as amended, and the Rules and Regulations, required by the NASD and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

                  12. To our knowledge, the Company meets the test to qualify as a "foreign private issuer" set forth in Rule 405, and, as no other form is authorized or prescribed for use by the Company, the Company meets all the conditions necessary for the use of Form F-1.

                  13. The statements made in the Prospectus under the caption "U.S. Tax Considerations Regarding Ordinary Shares Acquired by US. Taxpayers," to the extent that they constitute matters of law or legal conclusions, have been reviewed by us and fairly reflect the status of such provisions purported to be summarized and are correct in all material aspects.

                  14. To the best of our knowledge, all holders of securities of the Company having rights to the registration of Ordinary Shares, or other securities, because of the filing of the Registration Statement by the Company have waived such rights or such rights have been satisfied, or have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement; to the best of our knowledge, except as described in the Registration Statement there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or any future registration statement of the Company; to our knowledge, neither the filing of the Registration Statement nor the offering or sale of the Ordinary Shares as contemplated by the Purchase Agreement gives rise to any rights for or relating to the registration of any Ordinary Shares or other securities of the Company, except as otherwise described in the Prospectus.

                  15. To the best of our knowledge, neither the Company nor the U.S. Subsidiary (A) is in violation of its Memorandum or Articles of Association, or other governing documents, (B) neither the Company nor either of the Subsidiaries is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (C) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (B) and (C) for such violations or failures that, individually or in the aggregate, would not have a Material Adverse Effect.


                                     III-3

                  16. The Purchase Agreement has been duly authorized, executed, and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable in accordance with its terms (except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity) and all corporate authorizations and consents necessary for the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby have been given.

                  17. To the best of our knowledge, neither the Company nor either of the Subsidiaries owns any real property except as otherwise described in the Prospectus; and all real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

                  18. To the best of our knowledge, there are no material contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments or other documents relating to the Company and the Subsidiaries which are not described or referred to in or filed with the Registration Statement and the Prospectuses; the statements in the Registration Statement and the Prospectus, insofar as such statements refer to material contracts, indentures, mortgages, loan agreements, notes, leases, employment agreements and other agreements, arrangements or instruments to which the Company or either of the Subsidiaries is a party, are accurate and adequate in all material respects.

                  19. To the best of our knowledge, there is no litigation, action, suit or governmental proceeding or investigation pending, threatened or contemplated to which the Company or either of the Subsidiaries is a party or to which any property of the Company or the Subsidiaries is subject, or that seeks to restrain, enjoin or prevent the execution and delivery of the Purchase Agreement, or the consummation of the transactions contemplated thereby, or that questions the legality or validity of any such transaction or that seeks to recover damages or obtain other relief in connection with any such transactions, or which would could be reasonably be expected to have a Material Adverse Effect, if determined adversely to the Company or the Subsidiaries.

                  20. The statements set forth in the Prospectuses describing U.S. statutes and regulations and the statements in the Registration Statement and the Prospectuses with respect to matters of U.S. law, including the statements under the captions "Risk Factors -- Risks Relating to the Company," "Business -- Government Regulation," "Management," "Shares Eligible for Future Sale," and "U.S. Tax Considerations Regarding Ordinary Shares Acquired by U.S. Taxpayers," and "Where You Can Find More Information" are insofar as they describe U.S. statutes, rules, or legal conclusions and insofar as they describe the contents of certain provisions of the U.S. Subsidiary's Articles of Incorporation or bylaws or other organizational documents, do not contain any untrue statement of a material fact or


                                     III-4
omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  21. The Company has duly and irrevocably appointed the U.S. Subsidiary, a corporation organized under the laws of the State of California, as its agent to receive service of process in any action against it in any federal or state court sitting in the City of Minneapolis, Minnesota, has waived, to the fullest extent it may do so, any objection which it may have now or hereafter to the laying of venue of any such proceeding, and has effectively submitted to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

                  22. The Company has duly given the Nasdaq National Market Notification Form For Listing of Additional Shares required in connection with the offering to the Nasdaq National Market.


                                     III-5

                                   SCHEDULE IV

                  1. The Company has been duly incorporated and is validly existing as a corporation under the laws of Israel, and has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. To the best our knowledge, the Company has no subsidiaries other than the Subsidiaries, and owns no equity interest in any corporation, partnership, limited liability company or other entity other than the Subsidiaries.

                  2. The Company has an authorized and outstanding capitalization as set forth in the Prospectus; the share capital of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Share Capital"; proper corporate proceedings have been taken to validly authorize such authorized share capital; all of the outstanding Ordinary Shares have been duly and validly issued and are fully paid and nonassessable and the holders thereof are not subject to personal liability by reason of being such holders; and no preemptive rights of, or rights of refusal in favor of, shareholders exist with respect to the Securities, or the issue and sale thereof, pursuant to the Memorandum or Articles of Association and other governing documents of the Company and, to the our knowledge, there are no contractual preemptive rights, rights of first refusal or rights of first co-sale with respect to the issue and sale of the Securities.

                  3. The Securities to be issued and sold by the Company under the Purchase Agreement have been duly authorized and, when issued, delivered and paid for in accordance with the terms of the Purchase Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Ordinary Shares pursuant to the Company's Memorandum or Articles of Association or any agreement or other instrument known to us to which the Company is a party or by which the Company is bound.

                  4. As of the date of the Purchase Agreement, we did not own any equity security of the Company or any instrument convertible into or any right to purchase any equity security of the Company. 5. The description of the Company's Option plans and options granted and which may be granted thereunder and the options granted otherwise than under such plans, all as set forth in the Prospectus, accurately and fairly presents the information with respect to such plans and options.

                  6. Neither the execution and delivery of the Purchase Agreement, the issue and sale by the Company of the Securities sold by the Company as contemplated by the Purchase Agreement nor the consummation of any other transactions contemplated by the Purchase Agreement will (with or without notice and/or the passage of time) conflict with, result in a violation of, constitute a default under or result in a breach of
(A) the Memorandum or Articles of Association or other governing documents of the Company, (B) any agreement, indenture or instrument known to us to which the Company is a party or by which it is bound or to which any of its properties is subject, (C) any applicable law, rule, regulation, administrative regulation or decree, or (D) so far as is known to us, any order, writ, injunction or decree, of any jurisdiction, court or governmental instrumentality.

                  7. To the best of our knowledge, the Company holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect.

                  8. To the best of our knowledge, all holders of securities of the Company having rights to the registration of Ordinary Shares, or other securities, because of the filing of the Registration Statement by the Company have waived such rights or such rights have been satisfied, or have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement; to the best of our knowledge, except as described in the Registration Statement there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or any future registration statement of the Company; to our knowledge, neither the filing of the Registration Statement nor the offering or sale of the Ordinary Shares as contemplated by the Purchase Agreement gives rise to any rights for or relating to the registration of any Ordinary Shares or other securities of the Company, except as otherwise described in the Prospectus.

                  9. No consent, approval, authorization, exemption or order of any court or Israeli governmental agency or body or, to the best of our knowledge, any financial institution, is required in connection with the execution and delivery by the Company of the Purchase Agreement or for the issuance and sale of the Securities as contemplated by the Purchase Agreement and the consummation of the other transactions contemplated in the Purchase Agreement, except such as have been obtained in connection with the purchase and distribution of the Securities by the Underwriters or such consents, approvals, authorizations, exemptions or orders, the lack of which will not have a Material Adverse Effect; to the best of our knowledge, no proceedings to rescind or modify such consents, approvals, authorizations, exemptions or orders have been instituted and are pending or contemplated by any Israeli authority; and an exemption in connection with the offering contemplated by the Registration Statement has been granted by the ISA.

                  10. Upon issuance and delivery of the Ordinary Shares being sold by the Company against payment therefor pursuant to the Purchase Agreement, the Underwriters in each case acquire good and valid title to such Ordinary Shares in each case (so far as it depends on the Company) free and clear of all liens, encumbrances, equities, preemptive rights and other claims arising through the Company; the Ordinary Shares conform in all material respects to the description thereof contained in the Prospectus; and no further approval or authority of the shareholders or the Board of Directors of the Company is required for the issuance and sale of the Ordinary Shares.

                  11. To the best of our knowledge, the Company (i) is not in violation of its Memorandum or Articles of Association, or other governing documents, (ii) is not in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is not in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii) for such violations or failures that, individually or in the aggregate, would not have a Material Adverse Effect.

                  12. The Company has full power and authority to enter into the Purchase Agreement; the Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable in accordance with its terms (except as rights to indemnity thereunder may be limited by Israeli public policy and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity) and all corporate authorizations and consents necessary for the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby have been given.

                  13. The Company has all requisite corporate power and authority to issue, sell and deliver the Ordinary Shares being issued and sold by it in accordance with and upon the terms and conditions set forth in the Purchase Agreement; all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of the Ordinary Shares has been validly and sufficiently taken; the filing of the Registration Statement and the Prospectus with the Commission and, to the extent required with the appropriate Israeli authorities, has been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed by the Company in accordance with Israeli law.

                  14. To the best of our knowledge, the Company does not own any real property except as otherwise described in the Prospectus; and all real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

                  15. To the best of our knowledge, there is no litigation, action, suit or governmental proceeding or investigation pending to which the Company is a party or to which any property of the Company is subject, or that seeks to restrain, enjoin or prevent the execution and delivery of the Purchase Agreement, or the consummation of the transactions contemplated thereby, or that questions the legality or validity of any such transaction or that seeks to recover damages or obtain other relief in connection with any such transactions, or which would could be reasonably be expected to have a Material Adverse Effect, if determined adversely to the Company.

                  16. The certificates for the Securities to be sold by the Company and delivered on the Closing Date are in due and proper form under Israeli law.

                  17. The statements set forth in the Prospectus describing Israeli statutes and regulations and the statements in the Registration Statement and the Prospectus with respect to matters of Israeli law, including the statements describing Israeli law under the captions "Risk Factors - Risks Relating to Operations in Israel," "Dividend Policy," "Management's Discussion and Analysis of Financial Condition and Result of Operations - Effective Corporate Tax Rates," "Business - Employees," "Management," "Certain Transactions," "Description of Share Capital," "Israeli Taxation and Investment Programs," "Conditions in Israel," "ISA Exemption," and "Enforceability of Civil Liabilities," insofar as they describe Israeli statutes, rules, or legal conclusions and insofar as they describe the contents of certain provisions of the Company's Memorandum of Association, Articles of Association or other organizational documents, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  18. No Israeli stamp or other issuance or transfer taxes or duties and, assuming that none of the Underwriters is subject to taxation in Israel, capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to any Israeli taxing authority in connection with:
(a) the issuance of the Securities; (b) the sale and delivery by the Company of the Securities in the manner contemplated in the Purchase Agreement; or (c) the sale and delivery outside of Israel by the Underwriters to the initial purchasers thereof in the manner contemplated by the Purchase Agreement.

                  19. The Company has duly and irrevocably appointed the Subsidiary, a corporation organized under the laws of the State of California, as its agent to receive service of process in any action against it in any U.S. federal or state court sitting in the City of Minneapolis, Minnesota arising out of or in connection with the Purchase Agreement or the transactions contemplated thereby

                  20. Under the laws of Israel, the submission by the Company to the jurisdiction of any federal or state court sitting in the City of Minneapolis, Minnesota and the designation of the law of the state of Minnesota to apply to the Purchase Agreement is binding upon the Company and, if properly brought to the attention of the court or administrative body in accordance with the laws of Israel, would be enforceable in any judicial or administrative proceeding in Israel.

                  21. Subject to certain time limitations, an Israeli court may declare a foreign civil judgment enforceable if it finds that: (i) the judgment was rendered by a court which was, according to the laws of the state of the court, competent to render the judgment, (ii) the judgment is no longer appealable, (iii) the obligation imposed by the judgment is enforceable according to the rules relating to the enforceability of judgments in Israel and the substance of the judgment is not contrary to public policy, and (iv) the judgment is executory in the state in which it was given. Even if the above conditions are satisfied, an Israeli court will not enforce a foreign judgment if it was given in a state whose laws do not provide for the enforcement of judgments of Israeli courts (subject to exceptional cases) or if its enforcement is likely to prejudice the sovereignty or security of the State of Israel. An Israeli court also will not declare a foreign judgment enforceable if (i) the judgment was obtained by fraud, (ii) there was no due process, (iii) the judgment was rendered by a court not competent to render it according to the laws of private international law in Israel, (iv) the judgment is at variance with another judgment that was given in the same matter between the same parties and which is still valid, or (v) at the time the action was brought `in the foreign court a suit in the same matter and between the same parties was pending before a court or tribunal in Israel.